Exhibit 10.9

AGREEMENT TO TERMINATE EQUITY PLEDGE AGREEMENT

THIS AGREEMENT TO TERMINATE EQUITY PLEDGE AGREEMENT (this “Agreement”) is entered into as of March 22, 2011, by and among Shenyang Yanzikou Sports & Entertainment Co., Ltd. (“Pledgee”), the shareholders listed on the signature page hereto holding the equity interests of Beijing Shungao Golf Course Management Co., Ltd. (“Pledgors”) and China Golf Group, Inc. (“the Company”, and with Pledgee and Pledgors collectively referred to as the “Parties”). China Golf Group, Inc., (the “Company”), is made a party to this Agreement for the sole purpose of acknowledging the Agreement.

WHEREAS, in connection with a certain Consulting Services Agreement dated as of September 25, 2009 (the “Consulting Agreement”), Plegee entered into an Equity Pledge Agreement and its amendment dated as of even date therewith, (the “Equity Pledge Agreement”) with Pledgors;

WHEREAS, Pledgee and Pledgor enters into an agreement to terminate the Consulting Agreement and its amendment as of even date herewith (the “Termination Agreement”), whereby Pledgee and Pledgor have terminated the Consulting Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the Parties agree as follows:

A.           TERMINATION OF THE EQUITY PLEDGE AGREEMENT; AND ITS AMENDMENT.

(1)           Pledgee hereby terminates the Equity Pledge Agreement, and Pledgors and Company hereby accept such termination.

(2)           Each of the Pledgee, Pledgors and Company acknowledges that all service fees under Consulting Agreement have been settled and the Pledgors will not undertake any further obligations under the Consulting Agreement.

B.           GOVERNING LAW.  This Agreement shall be governed and construed under the laws of the People’s Republic of China, and shall be binding on and shall inure to the benefit of the parties and their respective successors and permitted assigns.

C.           COUNTERPARTS.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their legal representatives and duly authorized representatives on their behalf as of the date first set forth above.

PLEDGEE:

Shenyang Yanzikou Sports & Entertainment Co., Ltd.

By:           /s/ Ye Bi
Name: Ye Bi
Title: Executive Director

PLEDGORS SIGNATURE PAGE

PLEDGORS:

_/s/ Xiao Bowu_____________
Xiao Bowu
Owns 100% of Beijing Shungao Golf Course Management Co., Ltd.

ACKNOWLEDGED BY

China Golf Group, Inc.

By:____/s/Ye Bi_______
Name: Ye Bi
Title: CEO